SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2003
                                                        (January 21, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                   0-10592                                   14-1630287
       -------------------------------            ----------------------------
            (Commission File Number)          (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------




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TrustCo Bank Corp NY


Item 5.          Other Events

                 On January 21, 2003, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and fourth quarter results for the period ending December 31, 2002. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).




Item 7           (c) Exhibits


                  Reg S-K Exhibit No.              Description


                          99(a) Highlights Press Release of January 21, 2003, for the period ending December 31,
                                                   2002, regarding year to
                                                   date and fourth quarter
                                                   results.

                          99(b) Press Release of January 21, 2003, for the period ending December 31, 2002, regarding year to date and fourth quarter results.








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







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   January 21, 2003

                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                  By:/s/ Robert T. Cushing
                                                  ------------------------
                                                      Robert T. Cushing
                                                      President and
                                                      Chief Executive Officer










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









Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------


     99(a)                 Highlights Press Release                 5
                           of January 21, 2003,  for the period
                           ending  December 31, 2002, regarding
                           year to date and fourth quarter results.

     99(b)                 Press Release of January  21, 2003,      6-7
                           for the period ending December 31, 2002, regarding year to date and fourth quarter results.

TRUSTCO                                                         Exhibit 99(a)
Bank Corp NY                                                    News Release
----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

         Subsidiary:     Trustco Bank
                                                                NASDAQ - TRST

         Contact:          Robert Leonard
                           Vice President
                           518-381-3693

FOR IMMEDIATE RELEASE: Glenville, New York - January 21, 2003

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                          12/02                           12/01
Three Months Ended December 31:
         Net Income                   $  11,014                          10,949
         Provision for Loan Losses          300                           1,575

Average Equivalent Shares Outstanding:
         Basic                       74,256,000                      71,288,000
         Diluted                     75,407,000                      73,877,000

         Net Income per Share:
         Basic                       $    0.148                           0.154
         Diluted                          0.146                           0.148
                                          =====                           =====
Twelve Months Ended December 31:
         Net Income                   $  49,244                          45,510
         Provision for Loan Losses        1,420                           4,940

Average Equivalent Shares Outstanding:
         Basic                       72,675,000                      71,154,000
         Diluted                     74,618,000                      73,673,000

         Net Income per Share:
         Basic                        $   0.678                           0.640
         Diluted                          0.660                           0.618
                                          =====                           =====

Period End:
Total Assets                          2,696,088                       2,578,621
Total Nonperforming Loans                 4,918                           7,050
Total Nonperforming Assets                5,004                           7,653
Allowance for Loan Losses                52,558                          57,203
Allowance as a Percentage
  of Total Loans                           3.70%                           3.67%

TRUSTCO Bank Corp NY                                          News Release
------------------------------------------------------------------------------
  5 Sarnowski Drive, Glenville, New York, 12302
  (518)377-3311  Fax:(518)381-3668


     Subsidiary:  Trustco Bank                                  NASDAQ-- TRST


     Contact:  Robert M. Leonard
               Vice President
               518-381-3693

FOR IMMEDIATE RELEASE:

TrustCo Announces 2002 Results

Glenville, New York - January 21, 2003

TrustCo Bank Corp NY (TrustCo, NASDAQ:TRST) today announced record results for 2002. Net income for the full year 2002 was $49.2 million, an increase of $3.7 million or 8.2% over net income of $45.5 million for 2001. Diluted earnings per share were $0.660 for 2002, an increase of 6.8% compared to the $0.618 diluted earnings per share in 2001. Return on average equity and return on average assets were 26.08% and 1.83% respectively for 2002 and 25.31% and 1.83% respectively for 2001.

Highlights

Robert T. Cushing and Robert J. McCormick, the Presidents and CEOs of Holding Company and Bank respectively, commented on the strong results for 2002 and it's exceptional performance. "The results for 2002 are right on our targets for all performance measurements. We achieved a return on average equity of 26.08%, an increase in our net income of 8.2% and an efficiency ratio of 36.66%.

"We are very encouraged by these results as an indication that our banking strategy of delivering high quality services through our network of community based branches is not only meeting our customer needs, but also providing the desired financial results for our shareholders."

Recently, Nancy A. McNamara, Senior Vice President, indicated that she is contemplating retiring in May 2004. In the interim she will work closely with other TrustCo executives to insure a smooth transition of her responsibilities.

2002 Results

Net income for 2002 was $49.2 million, an increase of 8.2% over the net income of $45.5 million in 2001. The increase in net income combined with TrustCo's capital management process resulted in a return on average equity of 26.08% for 2002 and 25.31% for 2001. TrustCo's efficiency ratio for 2002 was 36.66% compared to 38.96% in 2001.

Commenting on the efficiency ratio, they noted, "Our efficiency ratio continues to reflect our focus on reducing operating costs at every level in the organization. The results for 2002 are world-class." In addition, TrustCo has paid-out approximately 89% of 2002's net income to shareholders in the form of cash dividends on its common stock. They noted, "The primary focus used by TrustCo to measure our performance is return on average equity, because that ratio is a clear indicator of how well we are able to invest and generate returns on the funds that our owners have given to us. For 2002 we achieved a 26.08% return on average equity while at the same time opening seven new branch offices, insuring growth into the future."

Also, enclosed are tables of quarterly and year to date information for 2002 and 2001.

TrustCo is a $2.7 billion bank holding company and through its subsidiary Trustco Bank, operates 62 offices in Albany, Columbia, Dutchess, Greene,
Montgomery, Rennselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York, and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $897 million of assets under management. The common shares of TrustCo are traded on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements". Those forward-looking statements may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.





 TRUSTCO BANK CORP NY
 SCHENECTADY, NY


(dollars in thousands, except per share data)
                                                                            Three Months Ended
                                                          12/31/2002           09/30/2002               12/31/2001
Summary of operations
   Net interest income (TE)                                  $26,090              $25,817                  $26,578
   Provision for loan losses                                     300                  300                    1,575
   Net securities transactions                                 1,328                2,399                      612
   Noninterest income                                          4,618                4,465                    5,375
   Noninterest expense                                        17,794               11,422                   13,749
   Net income                                                 11,014               13,291                   10,949

Per common share
   Net income per share:
          - Basic                                              0.148                0.183                    0.154
          - Diluted                                            0.146                0.179                    0.148
   Cash dividends                                              0.150                0.150                    0.150
   Tangible Book value at period end                            3.16                 3.08                     2.88
   Market price at period end                                  10.78                10.58                    12.57

At period end
   Full time equivalent employees                                468                  469                      465
   Full service banking offices                                   62                   63                       56

Performance ratios
   Return on average assets                                     1.64 %               1.92                     1.72
   Return on average equity (1)                                22.17                27.50                    23.81
   Efficiency (2)                                              35.30                36.26                    37.37
   Net interest spread (TE)                                     3.77                 3.61                     4.00
   Net interest margin (TE)                                     4.09                 3.93                     4.41
   Dividend payout ratio                                      101.08                81.64                    97.63

Capital ratios at period end (3)
   Total equity to assets                                       7.78                 7.54                     7.20
   Tier 1 risk adjusted capital                                15.48                14.43                    13.58
   Total risk adjusted capital                                 16.77                15.71                    14.86

Asset quality analysis at period end
   Nonperforming loans to total loans                           0.35 %               0.42                     0.45
   Nonperforming assets to total assets                         0.19                 0.25                     0.30
   Allowance for loan losses to total loans                     3.70                 3.61                     3.67
   Coverage ratio (4)                                          10.7 X                8.6 X                    8.1 X


(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


FINANCIAL HIGHLIGHTS, Continued


                                                      Twelve Months Ended
                                               12/31/2002            12/31/2001
Summary of operations
   Net interest income (TE)                      $103,289              $102,416
   Provision for loan losses                        1,420                 4,940
   Net securities transactions                      7,499                 4,517
   Noninterest income                              19,799                21,285
   Noninterest expense                             55,326                51,313
   Net income                                      49,244                45,510

Per common share
   Net income per share:
          - Basic                                   0.678                 0.640
          - Diluted                                 0.660                 0.618
   Cash dividends                                   0.600                 0.541
   Tangible Book value at period end                 3.16                  2.88
   Market price at period end                       10.78                 12.57

Performance ratios
   Return on average assets                          1.83 %                1.83
   Return on average equity (1)                     26.08                 25.31
   Efficiency (2)                                   36.66                 38.96
   Net interest spread (TE)                          3.65                  3.83
   Net interest margin (TE)                          4.00                  4.31
   Dividend payout ratio                            88.58                 84.58




                                       9


CONSOLIDATED BALANCE SHEETS
(dollars in thousands)


                                                                   12/31/2002                                    12/31/2001


ASSETS

  Loans, net                                                       $1,369,743                                     1,499,483
  Securities available for sale                                       653,163                                       587,100
  Federal funds sold and other short term investments                 542,125                                       338,452
                                                            -----------------------------------------------------------------

     Total earning assets                                           2,565,031                                     2,425,035

  Cash and due from banks                                              63,957                                        60,121
  Bank premises and equipment                                          19,544                                        18,312
  Other assets                                                         47,556                                        75,153
                                                            -----------------------------------------------------------------

     Total assets                                                  $2,696,088                                     2,578,621
                                                            =================================================================

LIABILITIES
  Deposits:
     Demand                                                          $178,058                                       195,390
     Interest-bearing checking                                        338,740                                       295,514
     Savings                                                          715,349                                       649,081
     Money Market                                                     130,914                                        75,620
     Certificates of deposit > $100 thou                              137,513                                       128,887
     Other time deposits                                              773,694                                       748,414
                                                             -----------------------------------------------------------------

       Total deposits                                               2,274,268                                     2,092,906

  Short-term borrowings                                               141,231                                       218,219
  Long-term debt                                                          427                                           624
  Other liabilities                                                    45,318                                        61,045
                                                              -----------------------------------------------------------------

     Total liabilities                                              2,461,244                                     2,372,794

SHAREHOLDERS' EQUITY                                                  234,844                                       205,827
                                                              -----------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                        $2,696,088                                     2,578,621
                                                              =================================================================

Number of common shares
  outstanding, in thousands                                            74,178                                        71,306





CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                       Three Months Ended
                                                                      12/31/2002           09/30/2002               12/31/2001

Interest income
     Loans                                                                26,967               28,031                   29,618
     Investments                                                           8,351                8,068                    9,787
     Federal funds sold and other short term investments                   1,895                2,408                    1,315
                                                                 -----------------------------------------------------------------

          Total interest income                                           37,213               38,507                   40,720

Interest expense
     Deposits                                                             12,811               13,793                   15,089
     Borrowings                                                              417                  740                      935
                                                                -----------------------------------------------------------------

          Total interest expense                                          13,228               14,533                   16,024
                                                                -----------------------------------------------------------------

          Net interest income                                             23,985               23,974                   24,696

Provision for loan losses                                                    300                  300                    1,575
                                                               -----------------------------------------------------------------

          Net interest income after
            provision for loan losses                                     23,685               23,674                   23,121

Net securities transactions                                                1,328                2,399                      612
Noninterest income                                                         4,618                4,465                    5,375
Noninterest expense                                                       17,794               11,422                   13,749
                                                              -----------------------------------------------------------------

Income before income taxes                                                11,837               19,116                   15,359
Income tax expense                                                           823                5,825                    4,410
                                                              -----------------------------------------------------------------

Net income                                                               $11,014              $13,291                   10,949
                                                               =================================================================


Net income per share:
          - Basic                                                         $0.148               $0.183                    0.154
          - Diluted                                                       $0.146               $0.179                    0.148

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,256               72,499                   71,288
          - Diluted                                                       75,407               74,325                   73,877
                                                                =================================================================




CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                             Twelve Months Ended
                                                                        12/31/02             12/31/01

Interest income
     Loans                                                              $111,993              119,370
     Investments                                                          33,284               38,441
     Federal funds sold and other short term investments                   8,458               10,849
                                                                 ----------------------------------------

          Total interest income                                          153,735              168,660

Interest expense
     Deposits                                                             55,150               66,063
     Borrowings                                                            2,870                6,700
                                                                 ----------------------------------------

          Total interest expense                                          58,020               72,763
                                                                 ----------------------------------------

          Net interest income                                             95,715               95,897

Provision for loan losses                                                  1,420                4,940
                                                                 ----------------------------------------

          Net interest income after
            provision for loan losses                                     94,295               90,957

Net securities transactions                                                7,499                4,517
Noninterest income                                                        19,799               21,285
Noninterest expense                                                       55,326               51,313
                                                                ----------------------------------------

Income before income taxes                                                66,267               65,446
Income tax expense                                                        17,023               19,936
                                                                ----------------------------------------

Net income                                                               $49,244               45,510
                                                                 ========================================


Net income per share:
          - Basic                                                         $0.678                0.640
          - Diluted                                                       $0.660                0.618

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         72,675               71,154
          - Diluted                                                       74,618               73,673
                                                                 ========================================

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


CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                              Three Months Ended
                              12/31/2002           09/30/2002         12/31/2001

Total assets                  $2,672,676            2,748,406          2,532,314
Shareholders' equity            $224,299              220,687            207,002
Total loans                   $1,468,160            1,519,558          1,556,180
Interest earning assets       $2,561,030            2,636,263          2,420,064
Interest-bearing liabilities  $2,203,967            2,278,769          2,083,476


                                             Twelve Months Ended
                                      12/31/2002           12/31/2001

Total assets                          $2,693,505            2,488,169
Shareholders' equity                    $214,963              202,848
Total loans                           $1,512,448            1,518,768
Interest earning assets               $2,579,379            2,376,359
Interest-bearing liabilities          $2,230,224            2,053,100



                                       ###
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